AMENDMENT

TO THE

INFOSEARCH MEDIA, INC. 2004 STOCK OPTION PLAN

AMENDMENT, dated as of December 12, 2006, to the InfoSearch Media, Inc. 2004 Stock Option Plan, by InfoSearch Media, Inc. (the “Company”).

The Company maintains the InfoSearch Media, Inc. 2004 Stock Option Plan (the “Plan”) with an effective date of December 15, 2004. The Company, pursuant to the authority granted under the terms of the Plan, has decided to amend the Plan to increase the number of shares that may be granted under the Plan.

NOW THEREFORE, effective December 12, 2006, the Company amends the Plan as follows:

I.  Section 3(a) of the Plan is amended by inserting the amount “10,425,000” in place of the amount “5,212,500” in the first sentence of this section.

II. In all respects not amended, the Plan is hereby ratified and confirmed.

* * * * * *

To record the adoption of this Amendment as set forth above, the Company has caused this document to be signed on this 12th day of December, 2006.

INFOSEARCH MEDIA, INC.

By /s/ Frank Knuettel, II
Title Chief Financial Officer